November 2, 2023 Earnings Conference Call Third Quarter 2023

2 Cautionary Statements Regarding Forward-Looking Information This presentation contains certain forward-looking statements within the meaning of federal securities laws that are subject to risks and uncertainties. Words such as “could,” “may,” “expects,” “anticipates,” “will,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “predicts,” “should,” and variations on such words, and similar expressions that reflect our current views with respect to future events and operational, economic, and financial performance, are intended to identify such forward-looking statements. Any reference to “E” after a year or time period indicates the information for that year or time period is an estimate. Any reference to expected average outstanding shares is exclusive of any equity offerings. The factors that could cause actual results to differ materially from the forward-looking statements made by Exelon Corporation, Commonwealth Edison Company, PECO Energy Company, Baltimore Gas and Electric Company, Pepco Holdings LLC, Potomac Electric Power Company, Delmarva Power & Light Company, and Atlantic City Electric Company (Registrants) include those factors discussed herein, as well as the items discussed in (1) the Registrants' 2022 Annual Report on Form 10-K in (a) Part I, ITEM 1A. Risk Factors, (b) Part II, ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and (c) Part II, ITEM 8. Financial Statements and Supplementary Data: Note 18, Commitments and Contingencies; (2) the Registrants’ Third Quarter 2023 Quarterly Report on Form 10-Q (filed on November 2, 2023) in (a) Part II, ITEM 1A. Risk Factors, (b) Part I, ITEM 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and (c) Part I, ITEM 1. Financial Statements: Note 12, Commitments and Contingencies; and (3) other factors discussed in filings with the SEC by the Registrants. Investors are cautioned not to place undue reliance on these forward-looking statements, whether written or oral, which apply only as of the date of this presentation. None of the Registrants undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this presentation.

3 Non-GAAP Financial Measures Exelon reports its financial results in accordance with accounting principles generally accepted in the United States (GAAP). Historical results were revised from amounts previously reported to reflect only Exelon continuing operations. Exelon supplements the reporting of financial information determined in accordance with GAAP with certain non-GAAP financial measures, including: • Adjusted operating earnings exclude certain items that are considered by management to be not directly related to the ongoing operations of the business as described in the Appendix • Adjusted operating and maintenance expense excludes regulatory operating and maintenance costs for the utility businesses and certain excluded items • Operating ROE is calculated using operating net income divided by average equity for the period. The operating income reflects all lines of business for the utility business (Electric Distribution, Gas Distribution, Transmission). • Adjusted cash from operations primarily includes cash flows from operating activities adjusted for common dividends and change in cash on hand Due to the forward-looking nature of some forecasted non-GAAP measures, information to reconcile the forecasted adjusted (non-GAAP) measures to the most directly comparable GAAP measure may not be currently available, as management is unable to project all of these items for future periods. This information is intended to enhance an investor’s overall understanding of period over period financial results and provide an indication of Exelon’s baseline operating performance by excluding items that are considered by management to be not directly related to the ongoing operations of the business. In addition, this information is among the primary indicators management uses as a basis for evaluating performance, allocating resources, setting incentive compensation targets, and planning and forecasting of future periods. These non-GAAP financial measures are not a presentation defined under GAAP and may not be comparable to other companies’ presentations. Exelon has provided these non- GAAP financial measures as supplemental information and in addition to the financial measures that are calculated and presented in accordance with GAAP. These non-GAAP measures should not be deemed more useful than, a substitute for, or an alternative to the most comparable GAAP measures provided in the materials presented. Non-GAAP financial measures are identified by the phrase “non-GAAP” or an asterisk (*). Reconciliations of these non-GAAP measures to the most comparable GAAP measures are provided in the appendices and attachments to this presentation.

4 Key Messages Financial and Operational Excellence Regulatory & Other Developments Long-Term Outlook • Delivered Q3 earnings right in line with expectations ‒ GAAP Earnings of $0.70 per share in Q3 2023 versus $0.68 per share in Q3 2022 ‒ Adjusted Operating Earnings* of $0.67 per share in Q3 2023 versus $0.75 per share in Q3 2022 • Narrowing 2023 Adjusted Operating Earnings* from $2.30 - $2.42 per share(1) to $2.32 - $2.40 per share(2) • Best-on-record reliability performance for third consecutive quarter at ComEd and PHI (1) 2023 original earnings guidance based on expected average outstanding shares of 996M. ComEd’s 2023 original earnings guidance is based on a forward 30-year Treasury yield as of 1/31/2023. (2) 2023 revised earnings guidance based on expected average outstanding shares of 997M. ComEd’s 2023 revised earnings guidance is based on a forward 30-year Treasury yield as of 9/30/2023. (3) Based off the midpoint of Exelon’s 2021 Adjusted EPS* guidance range of $2.06 - $2.14 as disclosed at Analyst Day in January 2022. (4) Based off the midpoint of Exelon’s 2022 Adjusted EPS* guidance range of $2.18 - $2.32 as disclosed at Analyst Day in January 2022. • Administrative Law Judges issued a proposed order on ComEd’s multi-year rate and grid plans • All distribution rate cases proceeding in line with schedules • ComEd and PECO recommended by the DOE for negotiation of a final award totaling $150 million of Grid Resiliency and Innovation Partnership grants • Awarded an additional ~$850 million in transmission projects by PJM, designed to maintain reliability in Maryland, Pennsylvania, and other areas driven by load increases with estimated completion by end of 2030 • Investing ~$31 billion of capital expenditures from 2023-2026, resulting in expected rate base growth of ~8% • Reaffirming projected operating EPS* compounded annual growth of 6-8% from 2021-2025(3) and from 2022-2026(4) with expectation to be at midpoint or better • Reaffirming projected dividend payout ratio of ~60% resulting in dividend growing in-line with targeted 6-8% operating EPS* CAGR through 2026

Operating Highlights

Operations	Metric	Q3 2023			
		BGE	ComEd	PECO	PHI
Safety	OSHA Recordable Rate[1]	Q3	Q2	Q2	Q1
Electric Operations	2.5 Beta SAIFI (Outage Frequency)[2]	Q1	Q1	Q1	Q1
	2.5 Beta SAIDI (Outage Duration)[3]	Q1	Q1	Q1	Q1
Customer Operations	Customer Satisfaction[4]	Q2	Q2	Q1	Q2
Gas Operations	Gas Odor Response[5]	Q1	No Gas Operations	Q1	Q1

Quartile

Q1	Q2
Q3	Q4

- Reliability remains strong with all utilities achieving top quartile performance
  - ComEd achieved top decile SAIFI and SAIDI performance and was recognized with the 2023 ReliabilityOne National Reliability Award for best electric reliability performance in the U.S.
  - ComEd and PHI recorded best-on-record performance in both SAIFI and SAIDI
- PHI moved up to first quartile in safety performance
  - Other utilities continue to implement utility-specific action plans to address performance, driven by low-severity incidents
- Industry-leading Gas Odor Response performance continues, as BGE, PECO, and PHI upheld top decile
- PECO increased to first quartile in customer satisfaction

Note: quartiles are calculated using results reported in 2021 by a panel of peer companies that are deemed most comparable to Exelon's utilities
(1) Reflects the number of work-related injuries or illnesses requiring more than first-aid treatment, per 100 employees as of September 30, 2023 (source: EEI Safety Survey, T&D Peer Panel only).
(2) Reflects the average number of interruptions per customer as YE projection (sources: First Quartile (1QC) T&D, PSE&G Electric Peer Panel Survey, or EIA).
(3) Reflects the average time to restore service to customer interruptions as YE projection (sources: First Quartile (1QC) T&D, PSE&G Electric Peer Panel Survey, or EIA).
(4) Reflects the measurements of perceptions of reliability, customer service, price and management reputation by residential and small business customers reported to Escalent as of September 30, 2023.
(5) Reflects the percentage of calls responded to in 1 hour or less as of September 30, 2023 (sources: PSE&G Peer Panel Gas Survey and AGA Best Practices Survey).

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Q3 2023 QTD Adjusted Operating Earnings* Waterfall



$0.04 Distribution Rates(1)
$0.01 CMC Carrying Costs(2)
($0.01) Other
$0.01 Distribution Rates
($0.01) Depreciation and Amortization
($0.01) Storm Costs
($0.01) Interest Expense
($0.02) Interest Expense
$0.75
$0.07
$0.18
$0.29
$0.30
($0.08)
$0.04
($0.03)
($0.02)
($0.06)
($0.02)
$0.67
$0.05
$0.15
$0.23
$0.34
($0.10)
$0.01 Gas Distribution Rates(3)
($0.03) Unfavorable Weather
($0.02) Storm Costs
$0.01 Other
$0.01 Distribution and Transmission Rates
($0.01) Depreciation and Amortization
($0.01) Income Tax Expense Timing
($0.01) Timing of Contracting Costs
($0.01) Credit Loss Expense
($0.01) Storm Costs
($0.02) Other
BGE
PHI
Corp
PECO
ComEd
Q3 2022
ComEd
PECO
BGE
PHI
Corp
Q3 2023

Narrowing 2023 Adjusted Operating Earnings* of $2.32 - $2.40 per share(4)

Note: Amounts may not sum due to rounding

(1) Reflects higher allowed electric distribution ROE due to an increase in treasury rates and higher rate base.

(2) Reflects revenue related to the carbon mitigation credit (CMC) regulatory asset carrying costs. Beginning in June 2022 ComEd provided CMC bill credits to customers, and a mismatch between the credits and the cash paid from participating nuclear-powered facilities is being carried as a regulatory asset by ComEd outside of the distribution formula rate. Beginning in 2023 ComEd is recovering a portion of those incremental financing costs, which are not included here, through the required application of the ICC determined customer deposit rate of 5% on the remaining uncollected balance.

(3) Reflects new gas distribution rates effective on January 1, 2023.

(4) 2023 revised earnings guidance based on expected average outstanding shares of 997M. ComEd's 2023 revised earnings guidance is based on a forward 30-year Treasury yield as of 9/30/2023.

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Exelon Distribution Rate Case Updates

	2023						2024							
	Jul	Aug	Sep	Oct	Nov	Dec	Jan	Feb	Mar	Apr	May	Jun	Jul	Expected/Received Order Date
DPL DE Electric		IT	RT			EH				FO	FO	FO		Q2 2024
ComEd[1]		EH	IB RB			FO								Dec 2023
ACE					FO	FO								Q4 2023[2]
BGE[3]	RT	EH		IB RB		FO								Dec 2023
Pepco DC						IT	RT		EH	IB	RB FO	FO	FO	Q2/Q3 2024[4]
Pepco MD						IT	RT	EH		IB RB		FO		Jun 2024[5]

- CF Rate case filed
- IT Intervenor direct testimony
- RT Rebuttal testimony
- EH Evidentiary hearings
- IB Initial briefs
- RB Reply briefs
- FO Final commission order
- SA Settlement agreement

Note: Unless otherwise noted, based on schedules of Illinois Commerce Commission (ICC), Maryland Public Service Commission (MDPSC), Pennsylvania Public Utility Commission (PAPUC), Delaware Public Service Commission (DPSC), Public Service Commission of the District of Columbia (DCPSC), and New Jersey Board of Public Utilities (NJBPU) that are subject to change.

(1) ComEd's MYP schedule shown above. On April 21, 2023, ComEd also filed its 2022 formula rate reconciliation seeking recovery of $247M for rates effective on January 1, 2024. Reply briefs were filed on October 19, 2023. An order is expected by December 17, 2023.

(2) ACE's procedural schedule was suspended in September 2023. On October 21st, ACE filed a stipulation of settlement with the NJBPU. Subsequently, on October 24th, the Administrative Law Judge presiding over the case recommended the settlement with all parties be approved. ACE is awaiting final approval of the settlement from the NJBPU and it is expected in Q4 2023.

(3) In its Annual Informational Filings filed with the MDPSC on March 31, 2022 and March 31, 2023, BGE is requesting to recover an imbalance of $17.8M for 2021 and $58.7M for 2022. An order is expected to coincide with MYP by December 14, 2023.

(4) Pepco cannot predict the exact timing of the DCPSC decision.

(5) Based on a settlement agreement approved by the MDPSC on August 7, 2023 to (a) establish a revenue deferral mechanism to allow the Company to recover its full Commission-authorized 12-month rate year 1 increase between July 1, 2024 through March 31, 2025, and (b) extend the procedural schedule to address intervenor resource constraints.

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8 Featured Capital Investment DPL’s Transmission Upgrade – East New Market to Cambridge Enhancing Reliability and Resiliency: rebuild of the 69 kV circuit between East New Market and Cambridge Substation with state-of-the-art steel poles to bolster distribution and transmission capabilities and reliability Project Spend Transmission Resiliency Transmission Reliability Completion Date $40 Million 189 Poles Upgraded to Galvanized Steel 11 Miles of Upgraded Wire May 2023

Maintaining a Strong Balance Sheet is a Top Financial Priority

S&P FFO / Debt %* and Moody's CFO (Pre-WC) / Debt %*



15%
14%
13%
12%
0%
13-14%
12%
2023-2026E Average(1,2)
Exelon Downgrade Threshold(3)

- Executed 100% of our planned 2023 debt financing needs in Q1 and Q2, mitigating interest rate volatility over the balance of year; strong interest in debt offerings supported by the low-risk attributes of our platform:
  - Pure-play T&D utility company operating across 7 different regulatory jurisdictions
  - Largest T&D utility in the country, serving 10+ million customers
  - Track record of top quartile reliability performance
  - Geographically diverse group of utilities in supportive regulatory jurisdictions
  - ~100% of rate base growth covered by alternative recovery mechanisms and ~73% decoupled from volumetric risk
- Ongoing efforts to minimize interest rate volatility through hedging and maintaining flexibility on issuance timing, sizing, and tenor strategy
- Expect remaining $425M million of equity to be issued by 2025 as part of balanced funding strategy

Credit Ratings[4]	ExCorp	ComEd	PECO	BGE	ACE	DPL	Pepco
Moody's	Baa2	A1	Aa3	A3	A2	A2	A2
S&P	BBB	A	A	A	A	A	A
Fitch	BBB	A	A+	A	A	A	A

Strong balance sheet and low-risk attributes provide strategic and financial flexibility

(1) 2023–2026 average internal estimate based on S&P and Moody's methodology, respectively.
(2) Without tax repairs deduction, CAMT cash impact expected to result in 2023–2026 average at the low end of range; with tax repairs deduction, CAMT cash impact expected to result in 2023–2026 average at the high end of range.
(3) S&P and Moody's downgrade thresholds based on their published reports for Exelon Corp.
(4) Current senior unsecured ratings for Exelon and BGE and current senior secured ratings for ComEd, PECO, ACE, DPL, and Pepco.

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10 2023 Business Priorities and Commitments Focused on continued execution of operational, regulatory, and financial priorities to build on the strength of Exelon’s value proposition as the premier T&D utility ❖Maintain industry-leading operational excellence ❖ Achieve constructive rate case outcomes for customers and shareholders ❖ Deploy $7.2B of capex for the benefit of the customer ❖ Earn consolidated operating ROE* of 9-10% ❖ Deliver against operating EPS* guidance of $2.32 - $2.40 per share ❖Maintain strong balance sheet and execute on 2023 financing plan Industry-Leading Platform Leading ESG Profile Operational Excellence Financial Discipline Sustainable Value ❖ Continue to advocate for equitable and balanced energy transition ❖ Focus on customer affordability, including through cost management

11 Additional Disclosures

12 Delivering Sustainable Value as the Premier T&D Utility Industry-Leading Platform Leading ESG Profile Operational Excellence Financial Discipline Sustainable Value SUSTAINABLE VALUE ✓ Strong Growth Outlook: ~$31.3B of T&D capital from 2023-2026 to meet customer needs, resulting in expected rate base growth of 7.9% and fully regulated T&D operating EPS* growth of 6-8% from 2022-2026(1) ✓ Shareholder Returns: Expect ~60% dividend payout ratio(2) resulting in dividend growing in-line with targeted 6-8% operating EPS* CAGR through 2026 INDUSTRY-LEADING PLATFORM ✓ Size and Scale: Largest T&D utility in the country serving 10+ million customers ✓ Diversified Rate Base: Operate across 7 different regulatory jurisdictions ✓ Large Urban Footprint: Geographically positioned to lead the clean energy buildout in our densely-populated territories OPERATIONAL EXCELLENCE ✓ Safely Powering Reliability and Resilience: Track record of top quartile reliability performance ✓ Delivering a World-Class Customer Experience: Helping customers take control of energy usage while delivering top quartile customer satisfaction results ✓ Constructive Regulatory Environments: ~100% of rate base growth covered by alternative recovery mechanisms and ~73% decoupled from volumetric risk LEADING ESG PROFILE ✓ No Owned Generation Supply: Pure-play T&D utility ✓ Advancing Clean and Affordable Energy Choices: Building a smarter, stronger, and cleaner energy grid with options that meet customer needs at affordable rates ✓ Supporting Communities: Powering the economic health of the diverse communities we serve, while advancing social equity FINANCIAL DISCIPLINE ✓ Strong Balance Sheet: Maintain balance sheet capacity to firmly support investment grade credit ratings ✓ Organic Growth: Reinvestment of free cash to fund utility capital programs with $425M of equity in plan (1) Based off the midpoint of Exelon’s 2022 Adjusted EPS* guidance range of $2.18 - $2.32 as disclosed at Analyst Day in January 2022. (2) Dividend is subject to approval by the Board of Directors.

Key Modeling Drivers and Assumptions

	2023		2024		2025		2026	
OpCo	Drivers[1]	YoY EPS	Drivers[1]	YoY EPS	Drivers[1]	YoY EPS	Drivers[1]	YoY EPS
BGE	Gas and electric MYP 1 year 3 rates, MYP 1 reconciliation (2021 and 2022), and transmission, offset by MYP 1 regulatory lag	↑	Gas and electric MYP 2 year 1 rates, MYP 1 reconciliation (2023), and transmission	↑	Gas and electric MYP 2 year 2 rates and transmission	↑	Gas and electric MYP 2 year 3 rates and transmission	↑
ComEd	Distribution and transmission rate base growth; 30-Yr TSY on ROE	↑	Distribution and transmission rate base growth (MYP 1 year 1 rates)	↑	Distribution and transmission rate base growth (MYP 1 year 2 rates)	↑	Distribution and transmission rate base growth (MYP 1 year 3 rates)	↑
PECO	Return to normal weather and storm, electric year 2 in 3-yr cadence of FPFTY, partially offset by year 1 gas rates, transmission, and electric DSIC tracker[2]	↓	Electric year 3 and gas year 2 in 3-yr cadence of FPFTY, offset by transmission and DSIC tracker[2]	→	Year 1 electric rates, transmission, and gas DSIC tracker, partially offset by gas year 3 in 3-yr cadence of FPFTY[2]	↑	Electric year 2 in 3-yr cadence of FPFTY, partially offset by year 1 gas rates, transmission, and electric DSIC tracker[2]	→
PHI	Pepco MD MYP 1 year 3, DPL MD MYP 1 year 1, DPL DE gas and electric rates, and transmission, partially offset by Pepco DC MYP 1 stay out regulatory lag	↑	Pepco DC and MD MYP 2 year 1, DPL MD MYP 1 year 2 rates, and transmission	↑	Pepco DC and MD MYP 2 year 2, DPL MD MYP 1 year 3 rates, and transmission	↑	Pepco DC and MD MYP 2 year 3, DPL MD MYP 2 year 1 rates, and transmission	↑
Corp	$1.65B of new debt and other financing costs, partially offset by the absence of disc. ops adj.	↓	Portion of $3.4B of 2024-2026 new debt and other financing costs	↓	Portion of $3.4B of 2024-2026 new debt and other financing costs	↓	Portion of $3.4B of 2024-2026 new debt and other financing costs	↓
Total YoY Growth Relative to Range	Growth Below Low End of 6-8% Range		Growth in Low End of 6-8% Range		Growth Above 6-8% Range		Growth in Middle of 6-8% Range	

Rate case activity and investment plan drives annual growth path towards expectation of being at midpoint or better of expected 6-8% operating EPS* CAGRs[3] for 2021 - 2025 and 2022 - 2026

Note: YoY earnings growth estimates are for illustrative purposes only to provide indicative YoY variability; arrows indicate incremental contribution or drag to YoY operating EPS* growth but not necessarily equivalent in terms of relative impact

(1) Reflects publicly known distribution rate cases that Exelon has filed or expects to file in 2023. Excludes traditional base rate cases with filing dates that are not yet available to the public. Known and measurable drivers as of 4Q22 earnings call.
(2) PECO assumes a 3-year rate case cadence of Fully Projected Future Test Year (FPFTY) for long-range planning purposes; i.e., filing in 2024 and 2025 for electric and gas distribution, respectively.
(3) 2021-2025 and 2022-2026 EPS CAGRs based off the midpoints of Exelon's 2021 Adjusted EPS* guidance range of $2.06 - $2.14 and Exelon's 2022 Adjusted EPS* guidance range of $2.18 - $2.32 as disclosed at 2022 Analyst Day, respectively.

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Q3 2023 YTD Adjusted Operating Earnings* Waterfall


$0.09 Distribution Rates(1)
$0.03 CMC Carrying Costs(2)
($0.01) Other
$0.03 Distribution Rates
($0.02) Interest Expense
($0.01) Depreciation and Amortization
($0.01) Storm Costs
($0.01) Other
$0.02 BSC Allocations Adjustment for Discontinued Operations(4)
($0.07) Interest Expense
$0.02 Other
$1.84
$0.31
$0.53
$0.53
$0.73
($0.24)
($0.02)
$0.11
($0.12)
($0.02)
($0.01)
($0.05)
$0.02
$1.78
$0.29
$0.41
$0.52
$0.84
($0.29)
$0.03 Gas Distribution Rates(3)
($0.09) Unfavorable Weather
($0.02) Depreciation and Amortization
($0.02) Storm Costs
($0.01) Interest Expense
($0.01) Other
$0.06 Distribution and Transmission Rates
($0.02) Depreciation and Amortization
($0.01) Unfavorable Weather
($0.01) Interest Expense
($0.03) Other
BGE
PECO
PHI
ComEd
Corp
Discontinued Ops Adjustment(4)
Q3 2022
ComEd
PECO
BGE
PHI
Corp
Q3 2023

Note: Amounts may not sum due to rounding

(1) Reflects higher allowed electric distribution ROE due to an increase in treasury rates and higher rate base.

(2) Reflects revenue related to the carbon mitigation credit (CMC) regulatory asset carrying costs. Beginning in June 2022 ComEd provided CMC bill credits to customers, and a mismatch between the credits and the cash paid from participating nuclear-powered facilities is being carried as a regulatory asset by ComEd outside of the distribution formula rate. Beginning in 2023 ComEd is recovering a portion of those incremental financing costs, which are not included here, through the required application of the ICC determined customer deposit rate of 5% on the remaining uncollected balance.

(3) Reflects new gas distribution rates effective on January 1, 2023.

(4) Reflects certain BSC costs that were historically allocated to ExGen but are presented as part of continuing operations in Exelon's results as these costs do not qualify as expenses of the discontinued operations per the accounting rules.

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15 Exelon’s Annual Earned Operating ROEs* 9.5% 9.4% 9.6% 10.0% 8.7% 9.2% 9.4% 2022202020182016 20192017 2021 Note: Represents the twelve-month periods December 31, 2016-2022 for Exelon’s utilities (excludes Corp). Earned operating ROEs* represent weighted average across all lines of business (Electric Distribution, Gas Distribution, and Electric Transmission). Gray-shaded area represents Exelon’s 9-10% targeted range. 2023 operating ROE* on track to be within our 9-10% targeted range

Exelon Debt Maturity Profile(1,2) Debt Balances (as of 9/30/23)(1,2) Short-Term Debt Long-Term Debt(4) Total Debt BGE $0.1B $4.6B $4.7B ComEd $0.7B $11.7B $12.4B PECO - $5.3B $5.3B PHI $0.2B $8.6B $8.8B Corp $0.8B(3) $11.2B(4) $12.0B Exelon $1.7B $41.5B $43.2B 500 500 807 750 650 1,000 303 1,250 1,178 1,093 850 295 833 1,430 675 740 600 1,400 650 741 750 1,275 2,150 1,550 750 2,150 700 650 833 500 850 360 997 600 625 1,983 175 1,225 1,200 1,650 2,400 1,540 2028 20372023 2025 20292027 20502024 20302026 20452031 2032 2033 2034 2035 2036 2038 20482039 2040 2041 2042 2043 2044 2046 2047 2049 2051 2052 2053 (1) Maturity profile excludes non-recourse debt, securitized debt, capital leases, fair value adjustments, unamortized debt issuance costs and unamortized discount/premium. (2) Long-term debt balances reflect 2023 Q3 10-Q GAAP financials, which include items listed in footnote 1. (3) Includes $500M of 364-day term loan maturing March 2024. (4) Includes $500M of 18-month term loans maturing in April 2024. Exelon’s weighted average long-term debt maturity is approximately 16 years ($M) As of 9/30/2023 16 EXC Regulated ExCorp

2023 Financing Plan(1) Capital plan financed with a balanced approach to maintain strong investment grade ratings OpCo Instrument Issuance ($M) Maturity ($M) Issued ($M)(3) Remaining ($M) FMB $975 - $975 - FMB $350 - $350 - FMB $75 - $75 - FMB $650 ($500) $650 - FMB $525 ($50) $575 - Senior Notes $600 ($300) $700 - Senior Notes $2,500 ($850)(2) $2,500 - Equity $425M of equity expected between 2023 and 2025 - - - Note: FMB represents First Mortgage Bonds (1) Financing plans are subject to change, depending on capital expenditures, regulatory outcomes, internal cash generation, market conditions, changes in tax policies, and other factors. (2) Represents $850M of term loans repaid on March 14, 2023. (3) Issued amounts as of September 30, 2023. Pepco, ACE, and DPL priced FMBs in the private placement market in February 2023. As of September 30, 2023, Pepco, ACE, and DPL funded $350M, $75M, and $125M, respectively. Using a delayed draw feature, DPL will fund $525M in November 2023. 17

18 Exelon Adjusted Operating Earnings* Sensitivities Interest Rate Sensitivity to +50bp 2023E 2024E 30-Year US Treasury Yield (1) $0.01 $0.00 Cost of Debt (2) $(0.00) $(0.01) Exelon Consolidated Effective Tax Rate 16.5% 8.9% Exelon Consolidated Cash Tax Rate 9.2% 8.3% (1) Reflects full year impact to a +50bp increase on the 30-Year US Treasury Yield impacting ComEd’s ROE net of Corporate 30-year swap impacting Exelon’s adjusted operating earnings* as of September 30, 2023. Beyond 2023, Exelon’s sensitivity relates to other ComEd long-term regulatory assets tied to interest rates, including Energy Efficiency and the Solar Rebate Program. As of September 30, 2023, Corporate entered into ~$4.9B of 30-year swaps. (2) Reflects full year impact to a +50bp increase on Corporate debt net of pre-issuance hedges and floating-to-fixed interest rate swaps as of September 30, 2023. Through September 30, 2023, Corporate entered into $780M of pre-issuance hedges through interest rate swaps.

19 Rate Case Details

Exelon Distribution Rate Case Updates



Jul
Aug
Sep
Oct
Nov
Dec
Jan
Feb
Mar
Apr
May
Jun
Jul
DPL DE Electric
ComEd(3)
ACE
BGE(6)
Pepco DC
Pepco MD
IT
RT
EH
FO
EH
IB
RB
FO
FO
RT
EH
IB
RB
FO
IT
RT
EH
IB
RB
FO
IT
RT
EH
IB
RB
FO

Revenue Requirement	Requested ROE / Equity Ratio	Expected/Received Order Date
$39.3M[1,2]	10.50% / 50.50%	Q2 2024
$1.49B[1,4] 4-Year MYP	2024: 10.50% / 50.58% 2025: 10.55% / 50.81% 2026: 10.60% / 51.03% 2027: 10.65% / 51.19%	Dec 2023
$92.0M[1,5]	10.50% / 50.20%	Q1 2024
$602.3M[1,7] 3-Year MYP	10.40% / 52.00%	Dec 2023
$190.7M[1,8] 3-Year MYP	10.50%/ 50.50%	Q2/Q3 2024[8]
$213.6M[1,10] 3-Year MYP	10.50%/ 50.50%	Jun 2024[11]

CF Rate case filed
IT Intervenor direct testimony
RT Rebuttal testimony
EH Evidentiary hearings
IB Initial briefs
RB Reply briefs
FO Final commission order
SA Settlement agreement

Note: Unless otherwise noted, based on schedules of Illinois Commerce Commission (ICC), Maryland Public Service Commission (MDPSC), Pennsylvania Public Utility Commission (PAPUC), Delaware Public Service Commission (DPSC), Public Service Commission of the District of Columbia (DCPSC), and New Jersey Board of Public Utilities (NJBPU) that are subject to change.

(1) Revenue requirement includes changes in depreciation and amortization expense and other costs where applicable, which have no impact on pre-tax earnings.
(2) Requested revenue requirement excludes the transfer of $14.4M of revenues from the Distribution System Improvement Charge (DSIC) capital tracker into base distribution rates. As permitted by Delaware law, Delmarva Power implemented full proposed rates on Jul 15, 2023, subject to refund.
(3) ComEd's MYP schedule shown above. On Apr 21, 2023, ComEd also filed its 2022 formula rate reconciliation seeking recovery of $247M for rates effective on Jan 1, 2024. Reply briefs were filed on Oct 19, 2023. An order is expected by Dec 17, 2023.
(4) Reflects 4-year cumulative multi-year rate plan. ComEd proposes a three-tranche phase in plan that accrues revenues but defers recovery of 35% of the 2024 increase of $968M until 2026, 10% of the 2025 increase after phase-in until 2027, and 35% of the 2026 revenue increase after phase-in until 2028.
(5) ACE's procedural schedule was suspended in Sep 2023. On Oct 21st, ACE filed a stipulation of settlement with the NJBPU. Subsequently, on Oct 24th, the Administrative Law Judge presiding over the case recommended the settlement with all parties be approved. ACE is awaiting final approval of the settlement from the NJBPU and it is expected in Q4 2023..
(6) In its Annual Informational Filings filed with the MDPSC on Mar 31, 2022 and Mar 31, 2023, BGE is requesting to recover an imbalance of $17.8M for 2021 and $58.7M for 2022. An order is expected to coincide with MYP by Dec 14, 2023.
(7) Reflects 3-year cumulative multi-year plan. Company proposed incremental revenue requirement increases with rates effective Jan 1, 2024, Jan 1, 2025, and Jan 1, 2026, respectively. The proposed revenue requirement increase in 2024 reflects $84.8M increase for electric and $158.3M increase for gas; 2025 reflects $103.3M increase for electric and $77.0M increase for gas; 2026 reflects $125.0M increase for electric and $54.0M increase for gas. These include a proposed acceleration of certain tax benefits in 2024 and 2025 for electric, and 2024 for gas. Revenue requirement includes ~$25M for the Customer Electrification Plan which the MDPSC struck from BGE's MYP 2 proceeding in Q3 2023.
(8) Reflects 3-year cumulative multi-year plan. Company proposed incremental revenue requirement increases of $116.4M, $36.9M, and $37.3M with rates effective Feb 15, 2024, Jan 1, 2025, and Jan 1, 2026, respectively. The cumulative revenue requirement does not total to $190.7 million due to rounding. Pepco cannot predict the exact timing of the DCPSC decision.
(9) Reflects 3-year cumulative multi-year plan with a proposed 9-month extension. Company proposed incremental revenue requirement increases with rates effective Apr 1, 2024, Apr 1, 2025, Apr 1, 2026, and Apr 1, 2027. Pepco proposes to extend this MYP through Dec 31, 2027 to position utilities currently operating under MYPs to file future applications on staggered schedules and avoid over-burdening Commission Staff and other parties. An order is expected by Jun 2024.
(10) Based on the settlement agreement approved on August 7, 2023 to (a) establish a revenue deferral mechanism to allow the Company to recover its full Commission-authorized 12-month rate year 1 increase between Jul 1, 2024 through Mar 31, 2025, and (b) extend the procedural schedule to address intervenor resource constraints

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Delmarva DE (Electric) Distribution Rate Case Filing

Rate Case Filing Details	
Docket No.	22-0897
Test Period	July 1 – June 30
Test Year	12 month actual
Proposed Common Equity Ratio	50.50%
Proposed Rate of Return	ROE: 10.50%; ROR: 7.42%
Proposed Rate Base (Adjusted)	$1,081M
Requested Revenue Requirement Increase	$39.3M[1,2]
Residential Total Bill % Increase	5.08%

Notes

- December 15, 2022, Delmarva Power filed an application with the Delaware Public Service Commission (DPSC) seeking an increase in electric distribution rates
- This rate increase will support significant investments in infrastructure to maintain safety, reliability and customer service for our customers, as well as address emerging macroeconomic factors, specifically inflationary pressures and increased storm costs
- September 29, 2023, Delmarva Power filed 12+0 rebuttal testimony based on twelve months actual ending June 30, 2023; update to test period resulted in revised revenue requirement request of $39.3M

Detailed Rate Case Schedule

(Timeline: Dec, Jan, Feb, Mar, Apr, May, Jun, Jul, Aug, Sep, Oct, Nov, Dec, Jan, Feb, Mar, Apr)

Milestone	Date
Filed rate case	12/15/2022
Intervenor testimony	8/18/2023
Rebuttal testimony	9/29/2023
Evidentiary hearings	12/4/2023 - 12/7/2023
Initial briefs	
Reply briefs	
Commission order expected	Q2 2024

(1) Revenue requirement includes changes in depreciation and amortization expense and other costs where applicable, which have no impact on pre-tax earnings.
(2) Requested revenue requirement excludes the transfer of $14.4M of revenues from the Distribution System Improvement Charge (DSIC) capital tracker into base distribution rates. As permitted by Delaware law, Delmarva Power implemented full proposed rates on July 15, 2023, subject to refund.

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22 ComEd Distribution Rate Case Filing (1) Revenue requirement includes changes in depreciation and amortization expense and other costs where applicable, which have no impact on pre-tax earnings. (2) Reflects the revenue requirement increases in ComEd’s surrebuttal testimony without the effects of ComEd’s proposed phase-in approach. ComEd proposes a three-tranche phase-in plan that accrues revenues but defers recovery of 35% of the 2024 increase of $968M until 2026, 10% of the 2025 increase after phase-in of $520M until 2027, and 35% of the 2026 revenue increase after phase-in of $215M until 2028. (3) Includes the effects of the proposed phase-in approach. (4) Commission order expected on 12/14/2023. Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan 9/12/2023 Intervenor testimony Initial briefs 5/22/2023 Filed rate case 1/17/2023 Reply briefs 12/14/2023(4) Rebuttal testimony 9/27/2023 6/27/2023 8/21/2023Evidentiary hearings Commission order expected Multi-Year Plan Case Filing Details Notes Formal Case No. 23-0055 • January 17, 2023, ComEd filed a four-year multi-year plan (MYP) request with the Illinois Commerce Commission (ICC) seeking an increase in electric distribution base rates, updated with changes through September 27, 2023 • Proposal aligns with the investments in ComEd MYIGP, which was also filed with the ICC on January 17, 2023. The two cases were consolidated into a single proceeding on January 23, 2023 • Proposal includes a phase-in of new rates, deferring 35% of the first year’s bill impact until 2026, 10% of the second year’s bill impact until 2027, and 35% of the third year’s bill impact until 2028, as allowed under CEJA • On October 23, 2023, the ALJs issued their Proposed Order which includes ~$300M reduction in revenue requirement over the MYP, a fixed ROE of 9.28%, and a common equity ratio of 50% • Separately, on April 21, 2023, ComEd filed its 2022 formula rate reconciliation seeking recovery of $247M for rates effective on January 1, 2024. Reply briefs were filed on October 19, 2023. An order is expected by December 17, 2023 Test Period January 1 – December 31 Test Year 2024, 2025, 2026, 2027 Proposed Common Equity Ratio 50.58% in 2024 increasing to 51.19% in 2027 2024-2027 Proposed Rate of Return ROE: 10.50%, 10.55%, 10.60%, 10.65% ROR: 7.43%, 7.50%, 7.62%, 7.70% 2024-2027 Proposed Rate Base (Adjusted) $15.4B; $16.4B; $17.4B; $18.3B 2024-2027 Requested Revenue Requirement Increase $968M, $181M, $164M, $175M(1,2) 2024-2027 Residential Total Bill % Increase 7.0%, 5.5%, 9.6%, (3.7%)(3) Detailed Rate Case Schedule

ACE Distribution Rate Case Filing

Rate Case Filing Details	
Docket No.	ER23020091
Test Period	July 1 – June 30
Test Year	12 months actual
Proposed Common Equity Ratio	50.20%
Proposed Rate of Return	ROE: 10.50%; ROR: 7.13%
Proposed Rate Base (Adjusted)	$2,119M
Requested Revenue Requirement Increase	$92.0M(1)
Residential Total Bill % Increase	8.27%

Notes

- February 15, 2023, ACE filed a distribution base rate case with the New Jersey Board of Public Utilities (NJBPU) to increase distribution base rates
- This rate increase will support significant investments in infrastructure to maintain safety, reliability and customer service for customers
- Includes initial recovery for ACE's smart meter deployment ("Smart Energy Network") and EVsmart program
- Addresses macroeconomic factors, specifically inflationary pressures and increased storm costs, and includes a Prudency Review for the PowerAhead program, which made storm-hardening investments from 2017-2022
- August 21, 2023, ACE filed 12+0 supplemental direct testimony based on twelve months actual data ending June 30, 2023; update to test period resulted in revised revenue requirement request of $92.0M

Detailed Rate Case Schedule(2)

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec
Filed rate case		2/15/2023 ▲										
Intervenor testimony												
Rebuttal testimony												
Evidentiary hearings												
Initial briefs												
Reply briefs												
Commission order expected										Q4 2023		

(1) Revenue requirement includes changes in depreciation and amortization expense and other costs where applicable, which have no impact on pre-tax earnings.
(2) ACE's procedural schedule was suspended in September 2023. On October 21st, ACE filed a stipulation of settlement with the NJBPU. Subsequently, on October 24th, the Administrative Law Judge presiding over the case recommended the settlement with all parties be approved. ACE is awaiting final approval of the settlement from the NJBPU and it is expected in Q4 2023.

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BGE Distribution Rate Case Filing

Multi-Year Plan Case Filing Details	
Formal Case No.	9692
Test Period	January 1 – December 31
Test Year	2024, 2025, 2026
Proposed Common Equity Ratio	52.00%
2024-2026 Proposed Rate of Return	ROE: 10.4% ROR: 7.39%, 7.45%, 7.56%
2024-2026 Proposed Rate Base (Adjusted)	$8.1B, $8.8B, $9.5B
2024-2026 Requested Revenue Requirement Increase[(1,2)]	$243.1M, $180.3M, $179.0M
2024-2026 Residential Total Bill % Increase[(2)]	6.8%, 4.5%, 3.7%

Notes

- February 17, 2023, BGE filed a three-year multi-year plan (MYP) request with the Maryland Public Service Commission (MDPSC) seeking an increase in electric and gas distribution base rates.
- The proceeding will also reconcile the first two years of BGE's first MYP. BGE is requesting to recover an imbalance[(3)] of $17.8M and $58.7M for 2021 and 2022, respectively
- The increase is driven by investments to continue providing safe and reliable electric and gas distribution service to customers while laying the foundation for BGE to support the achievement of Maryland's climate goals

Detailed Rate Case Schedule

Jan – Feb – Mar – Apr – May – Jun – Jul – Aug – Sep – Oct – Nov – Dec – Jan

Milestone	Date
Filed rate case	2/17/2023
Intervenor testimony	6/20/2023
Rebuttal testimony	7/31/2023
Evidentiary hearings	8/30/2023 – 9/8/2023
Initial briefs	10/10/2023
Reply briefs	10/20/2023
Commission order expected	12/14/2023[(4)]

(1) Revenue requirement includes changes in depreciation and amortization expense and other costs where applicable, which have no impact on pre-tax earnings.

(2) Reflects an average residential customer receiving both electric and gas service from BGE. Company proposed incremental revenue requirement increases with rates effective January 1, 2024, January 1, 2025, and January 1, 2026, respectively. The proposed revenue requirement increase in 2024 reflects $84.8M increase for electric and $158.3M increase for gas; 2025 reflects $103.3M increase for electric and $77.0M increase for gas; 2026 reflects $125.0M increase for electric and $54.0M increase for gas. These include a proposed acceleration of certain tax benefits in 2024 and 2025 for electric, and 2024 for gas. Revenue requirement includes ~$25M for the Customer Electrification Plan which the MDPSC struck from BGE's MYP 2 proceeding in Q3 2023.

(3) Reflects the imbalanced amounts included in the 2021 and 2022 Annual Informational Filings filed with the MDPSC on March 31, 2022 and March 31, 2023, respectively. The reconciliation of 2021 and 2022 costs are not included in the requested revenue requirement increase. BGE is proposing that these amounts be recovered through separate electric and gas riders in 2024.

(4) Expected Order Date per Statute.

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Pepco DC Distribution Rate Case Filing

Multi-Year Plan Case Filing Details	
Formal Case No.	1176
Test Period	January 1 – December 31
Test Year	2024, 2025, 2026
Proposed Common Equity Ratio	50.50%
2024-2026 Proposed Rate of Return	ROE: 10.5% ROR: 7.77%, 7.78%, 7.79%
2024-2026 Proposed Rate Base (Adjusted)	$3.0B, $3.2B, $3.4B
2024-2026 Requested Revenue Requirement Increase[1,2]	$116.4M, $36.9M, $37.3M
2024-2026 Residential Total Bill % Increase[2]	6.4%, 6.0%, 5.6%

Notes

- April 13, 2023, Pepco submitted its "Climate Ready Pathway DC" three-year multi-year plan (MYP) application to the Public Service Commission of the District of Columbia (DCPSC) seeking an increase in electric distribution base rates
- This proposal outlines investments the company will make from 2024-2026 to support a climate ready grid and help support the District's clean energy goals
- The MYP includes a proposal expanding enrollment for the RAD program, operated by the District Department of Energy and Environment, to include more Pepco DC customers who qualify for any low-income program in the District

Detailed Rate Case Schedule

	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Jan	Feb	Mar	Apr	May	Jun
Filed rate case	4/13/2023														
Intervenor testimony									12/11/2023						
Rebuttal testimony										1/29/2024					
Evidentiary hearings												3/25/2024 - 3/26/2024			
Initial briefs													4/17/2024		
Reply briefs														5/1/2024	
Commission order expected													Q2/Q3 2024[3]		

(1) Revenue requirement includes changes in depreciation and amortization expense and other costs where applicable, which have no impact on pre-tax earnings.
(2) Company proposed incremental revenue requirement increases with rates effective February 15, 2024, January 1, 2025, and January 1, 2026. The cumulative revenue requirement does not total to $190.7 million due to rounding.
(3) Pepco cannot predict the exact timing of the DCPSC decision.

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Pepco MD Distribution Rate Case Filing

Multi-Year Plan Case Filing Details	
Formal Case No.	9702
Test Period	April 1 – March 31
Test Year[(1)]	2024, 2025, 2026, 2027
Proposed Common Equity Ratio	50.50%
2024-2026 Proposed Rate of Return	ROE: 10.50% ROR: 7.77%, 7.79%, 7.80%, 7.81%
2024-2026 Proposed Rate Base (Adjusted)	$2.6B, $2.8B, $2.9B, $3.0B
2024-2026 Requested Revenue Requirement Increase[(2,3)]	$74.4M, $59.4M, $59.4M, $20.4M
2024-2026 Residential Total Bill % Increase[(3)]	5.0%, 3.8%, 3.7%, 1.2%

Notes

- May 16, 2023, Pepco submitted its "Climate Ready Pathway MD" three-year multi-year plan (MYP) application with proposed 9-month extension to the Maryland Public Service Commission (MDPSC) seeking an increase in electric distribution base rates
- This proposal outlines investments the company will make from 2024-2027 to advance the state's climate and clean energy goals while taking steps to mitigate the impact of these efforts on customer bills
- The MYP includes investments in innovative technologies, communications and information technology, reliability and customer-driven projects, and necessary system capacity enhancements needed to support customers through the current energy transformation

Detailed Rate Case Schedule

	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Jan	Feb	Mar	Apr	May	Jun
Filed rate case	5/16/2023													
Intervenor testimony								12/15/2023						
Rebuttal testimony									1/26/2024					
Evidentiary hearings											3/7/2024 - 3/13/2024			
Initial briefs												4/8/2024		
Reply briefs												4/22/2024		
Commission order expected[(4)]														June 2024

(1) Pepco is proposing to extend this MYP through December 31, 2027 in order to position utilities currently operating under MYPs to file future applications on staggered schedules and avoid over-burdening Commission Staff and other parties.
(2) Revenue requirement includes changes in depreciation and amortization expense and other costs where applicable, which have no impact on pre-tax earnings. Additionally, Pepco is proposing acceleration of additional tax benefits to offset Rate Year 1 and Rate Year 2 bill impacts. Revenue requirement includes the impact of these proposed offsets.
(3) Company proposed incremental revenue requirement increases for 3-year multi-year plan with proposed 9-month extension for rates effective April 1, 2024, April 1, 2025, April 1, 2026, and April 1, 2027.
(4) Based on the settlement agreement approved on August 7, 2023 to (a) establish a revenue deferral mechanism to allow the Company to recover its full Commission-authorized 12-month rate year 1 increase between July 1, 2024 through March 31, 2025, and (b) extend the procedural schedule to address intervenor resource constraints.

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27 Reconciliation of Non-GAAP Measures

28 Projected GAAP to Operating Adjustments • Exelon’s projected 2023 adjusted (non-GAAP) operating earnings excludes the earnings effects of the following: – Mark-to-market adjustments from economic hedging activities; – Certain costs related to a change in environmental liabilities; – Costs related to a change in the SEC matter loss contingency; – Costs related to a change in ComEd’s FERC audit liability; – Costs related to the separation; – Income tax-related adjustments; and – Other items not directly related to the ongoing operations of the business.

29 GAAP to Non-GAAP Reconciliations(1) GAAP Operating Income + Depreciation & Amortization = EBITDA - Cash Paid for Interest +/- Cash Taxes +/- Other S&P FFO Adjustments = FFO (a) Long-Term Debt + Short-Term Debt + Underfunded Pension (after-tax) + Underfunded OPEB (after-tax) + Operating Lease Imputed Debt - Cash on Balance Sheet +/- Other S&P Debt Adjustments = Adjusted Debt (b) S&P FFO Calculation(2) S&P Adjusted Debt Calculation(2) Moody’s CFO (Pre-WC)/Debt (3) = CFO (Pre-WC) (c) Adjusted Debt (d) Moody’s CFO (Pre-WC) Calculation(3) Cash Flow From Operations +/- Working Capital Adjustment +/- Other Moody’s CFO Adjustments = CFO (Pre-Working Capital) (c) Long-Term Debt + Short-Term Debt + Underfunded Pension (pre-tax) + Operating Lease Imputed Debt +/- Other Moody’s Debt Adjustments = Adjusted Debt (d) S&P FFO/Debt (2) = FFO (a) Adjusted Debt (b) Moody’s Adjusted Debt Calculation(3) (1) Due to the forward-looking nature of some forecasted non-GAAP measures, information to reconcile the forecasted adjusted (non-GAAP) measures to the most directly comparable GAAP measure may not be currently available; therefore, management is unable to reconcile these measures. (2) Calculated using S&P Methodology. (3) Calculated using Moody’s Methodology.

30 Q3 QTD GAAP EPS Reconciliation Three Months Ended September 30, 2023 ComEd PECO BGE PHI Other Exelon 2023 GAAP Earnings (Loss) from Continuing Operations Per Share $0.33 $0.15 $0.05 $0.23 ($0.06) $0.70 Mark-to-Market Impact of Economic Hedging Activities - - - - 0.01 0.01 Separation Costs 0.01 - - - - 0.01 Income Tax-Related Adjustments - - - - (0.05) (0.05) 2023 Adjusted (non-GAAP) Operating Earnings (Loss) Per Share $0.34 $0.15 $0.05 $0.23 ($0.10) $0.67 Note: All amounts shown are per Exelon share and represent contributions to Exelon's EPS. Amounts may not sum due to rounding. Three Months Ended September 30, 2022 ComEd PECO BGE PHI Other Exelon 2022 GAAP Earnings (Loss) from Continuing Operations Per Share $0.29 $0.14 $0.03 $0.29 ($0.07) $0.68 Asset Impairments - - 0.04 - - 0.04 Separation Costs - - - - (0.01) - Income Tax-Related Adjustments - 0.04 - - - 0.04 2022 Adjusted (non-GAAP) Operating Earnings (Loss) Per Share $0.30 $0.18 $0.07 $0.29 ($0.08) $0.75

Q3 YTD GAAP EPS Reconciliation

Nine Months Ended September 30, 2023	ComEd	PECO	BGE	PHI	Other	Exelon
2023 GAAP Earnings (Loss) from Continuing Operations Per Share	$0.83	$0.41	$0.29	$0.49	($0.30)	$1.72
Mark-to-Market Impact of Economic Hedging Activities	-	-	-	-	0.01	0.01
Change in Environmental Liabilities	-	-	-	0.03	-	0.03
SEC Matter Loss Contingency	-	-	-	-	0.05	0.05
Separation Costs	0.01	-	-	0.01	-	0.02
Change in FERC Audit Liability	0.01	-	-	-	-	0.01
Income Tax-Related Adjustments	-	-	-	-	(0.05)	(0.05)
2023 Adjusted (non-GAAP) Operating Earnings (Loss) Per Share	$0.84	$0.41	$0.29	$0.52	($0.29)	$1.78

Nine Months Ended September 30, 2022[1]	ComEd	PECO	BGE	PHI	Other	Exelon
2022 GAAP Earnings (Loss) from Continuing Operations Per Share	$0.72	$0.48	$0.27	$0.53	($0.35)	$1.65
Asset Impairments	-	-	0.04	-	-	0.04
Separation Costs	0.01	-	-	0.01	-	0.03
Income Tax-Related Adjustments	-	0.04	-	-	0.09	0.13
2022 Adjusted (non-GAAP) Operating Earnings (Loss) Per Share	$0.73	$0.53	$0.31	$0.53	($0.26)	$1.84

Note: All amounts shown are per Exelon share and represent contributions to Exelon's EPS. Amounts may not sum due to rounding.

(1) Other and Exelon amounts include certain BSC costs that were historically allocated to ExGen but are presented as part of continuing operations in Exelon's results as these costs do not qualify as expenses of the discontinued operations per the accounting rules.

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32 GAAP to Non-GAAP Reconciliations Exelon Operating TTM ROE Reconciliation ($M)(1) 2016 2017 2018 2019 2020 2021 2022 Net Income (GAAP) $1,103 $1,704 $1,836 $2,065 $1,737 $2,225 $2,501 Operating Exclusions $461 ($24) $32 $30 $246 $82 $96 Adjusted Operating Earnings $1,564 $1,680 $1,869 $2,095 $1,984 $2,307 $2,596 Average Equity (2) $16,523 $17,779 $19,367 $20,913 $22,690 $24,967 $27,479 Operating (Non-GAAP) TTM ROE (Adjusted Operating Earnings/Average Equity) 9.5% 9.4% 9.6% 10.0% 8.7% 9.2% 9.4% (1) Represents the twelve-month periods December 31, 2016-2022 for Exelon’s utilities (excludes Corp and PHI Corp). Earned ROEs* represent weighted average across all lines of business (Electric Distribution, Gas Distribution, and Electric Transmission). Components may not reconcile to other SEC filings due to rounding. (2) Reflects simple average book equity for Exelon’s utilities less goodwill at ComEd and PHI.

Thank you Please direct all questions to the Exelon Investor Relations team:  InvestorRelations@ExelonCorp.com  312-394-2345